Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST II SERIES 1994-B

KEY PERFORMANCE FACTORS
July 31, 1999



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.20505%



        Excess Protection Level
          3 Month Average   6.28%
            July, 1999   6.00%
            June, 1999   5.19%
            May, 1999   7.65%


        Cash Yield                                  18.70%


        Investor Charge Offs                         4.97%


        Base Rate                                    7.73%


        Over 30 Day Delinquency                      4.84%


        Seller's Interest                            9.75%


        Total Payment Rate                          14.54%


        Total Principal Balance                     $ 45,698,903,036.29


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,456,383,517.80